NOTICE

RELATING TO THE ARIZONA AND MISSOURI INSURED TAX EXEMPT FUNDS

     As a result of recent developments in the financial markets, First Investors Management Company, Inc. (“FIMCO”), decided to delay temporarily the scheduled liquidations of the First Investors Insured Tax Exempt Arizona and Missouri Funds. FIMCO plans to complete the liquidations as soon as possible once the markets normalize. Shareholders will receive their distributions promptly after the liquidations take place.

Supplement dated September 25, 2008, to the First Investors Tax Exempt Funds Prospectus dated May 1, 2008.

TEP0908

NOTICE

RELATING TO THE INSURED TAX EXEMPT ARIZONA FUND

     As a result of recent developments in the financial markets, First Investors Management Company, Inc. (“FIMCO”), decided to delay temporarily the scheduled liquidation of the First Investors Insured Tax Exempt Arizona Fund. FIMCO plans to complete the liquidation as soon as possible once the markets normalize. Shareholders will receive their distributions promptly after the liquidations take place.

Supplement dated September 25, 2008, to the First Investors Single State Insured Tax Exempt Fund Prospectus Dated May 1, 2008 relating to the Arizona Fund, California Fund, Colorado Fund and Oregon Fund.

AZ0908

NOTICE

RELATING TO THE INSURED TAX EXEMPT MISSOURI FUND

     As a result of recent developments in the financial markets, First Investors Management Company, Inc. (“FIMCO”), decided to delay temporarily the scheduled liquidation of the First Investors Insured Tax Exempt Missouri Fund. FIMCO plans to complete the liquidation as soon as possible once the markets normalize. Shareholders will receive their distributions promptly after the liquidations take place.

Supplement dated September 25, 2008, to the First Investors Single State Insured Tax Exempt Fund Prospectus Dated May 1, 2008 relating to the Michigan Fund, Minnesota Fund, Missouri Fund, Ohio Fund and Pennsylvania Fund.

MO0908